UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 13, 2005

Date of Report (date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue Suite 440 Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 417-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01               OTHER EVENTS.

On October 13, 2005, Precision Castparts Corp. entered into definitive agreements to acquire Shur-Lok Corporation (SLC) and Shur-Lok International (SLI) for $110.0 million in cash.  Shur-Lok is a leading manufacturer of highly engineered, critical aerospace fasteners, including barrel nuts, bearing lock nuts, composite fasteners, expandable diameter fasteners, honeycomb sandwich inserts, ring-locked fluid fittings, and ring-locked inserts and studs.  PCC will finance the acquisition with cash on hand and its existing credit facilities.  The transaction is subject to regulatory approvals and other customary conditions, including Hart-Scott-Rodino, and is anticipated to close in the third quarter of fiscal 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date:	October 18, 2005	By:	/s/ William D. Larsson
		Name:	William D. Larsson
		Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)